SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

INSTITUTIONAL CLASS
DWS RREEF Real Estate Securities Fund

The following disclosure is added to the “PURCHASE AND SALE OF FUND SHARES” section of the fund’s prospectus:

Institutional Class is generally closed to new investors. Unless you fit into one of the investor eligibility categories described in the “CHOOSING A SHARE CLASS” section of the fund’s prospectus, you may not invest in the Class.

The following disclosure is added to the “CHOOSING A SHARE CLASS” section of the fund’s prospectus:

DWS RREEF Real Estate Securities Fund - Institutional Class. Effective September 30, 2011 (the ”Cease Sales Date”), the Institutional Class of DWS RREEF Real Estate Securities Fund was closed to new investors, except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the Institutional Class shares of the fund after the Cease Sales Date.

You may purchase Institutional Class shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. on the Cease Sales Date, you were:

•	a current Institutional Class fund shareholder; or

•	a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the Institutional Class shares of the fund as an investment option;

New accounts that may purchase Institutional Class shares may be opened for:

•	transfers of shares from existing accounts in this fund;

•	Officers, Board Members of the DWS funds, and full-time employees and their family members of the Advisor and its affiliates;

•
any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ExpertPlan Inc. or the Omni recordkeeping system made available through ADP, Inc. under an alliance with the Distributor;

•
any discretionary wrap program that holds Institutional Class shares as of the Cease Sales Date (which includes the ability to add new accounts that may purchase Institutional Class shares). These programs must be pre-approved by the Advisor;

•
any group retirement, employee stock bonus, pension or profit sharing plan, other than plans distributed through the ExpertPlan or ADP alliances, that includes the fund’s Institutional Class as an investment option as of the Cease Sales Date;

•
any group retirement, employee stock bonus, pension or profit sharing plan, whose plan administrator as of the Cease Sales Date has approved the fund’s Institutional Class for use in existing or new plans that it administers;

•
all retirement plans and discretionary wrap programs that have approved the fund’s Institutional Class as an investment option as of the Cease Sales Date, but that have not opened an account as of that date, may open an account and make purchases of fund shares and add new accounts provided that the retirement plan or the discretionary wrap program opens its initial account with the fund prior to December 30, 2011. Documentation of fund selection must be provided to the Advisor prior to the Cease Sales Date;

•
accounts managed by the Advisor, any advisory products offered by the Advisor or the Distributor and for the portfolios of DWS Target Date Series or other ”fund of funds” managed by the Advisor or its affiliates;

•
in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Institutional Class as an investment option and sponsors of certain wrap programs with existing accounts in the Institutional Class of the fund would be able to continue to invest in the fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Institutional Class as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the fund’s Institutional Class (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the fund as an investment option under

July 25, 2011
PROSTKR-101

•
its retirement plan or wrap program. In addition, new accounts may be permitted in the fund’s Institutional Class for certain plans or programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the fund’s Institutional Class. Requests for new accounts into the fund’s Institutional Class will be reviewed by management on an individual basis, taking into consideration whether the addition to the fund is believed to negatively impact existing fund shareholders;

•
a plan administered as a college savings plan under Section 529 of the Internal Revenue Code that has approved the fund’s Institutional Class as an investment option as of the Cease Sales Date, but that has not opened an account as of that date, may open an account and make purchases of fund shares and add new accounts provided that the plan opens its initial account with the fund prior to December 30, 2011. Documentation of fund selection must be provided to the Advisor prior to the Cease Sales Date; or

•
under certain circumstances, all or a portion of the shares held in a closed fund account may be reallocated in a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of fund shares.

Except as otherwise noted, these restrictions apply to investments made directly with the Distributor, the fund’s principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS funds as of the Cease Sales Date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors in Institutional Class shares unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted into the Institutional Class unless you satisfy one of the investor eligibility categories listed above.

Exchanges will not be permitted into the fund’s Institutional Class unless the exchange is being made into an existing fund account. The Distributor may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Institutional Class shares.

The fund may allow new investments into the Institutional Class in its discretion. The fund may resume sales of Institutional Class shares to additional investors at some future date, but has no present intention to do so.

Please Retain This Supplement for Future Reference

July 25, 2011
PROSTKR-101